CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowances for doubtful accounts (in dollars)	$ 4,869,942	$ 1,821,755
Common shares, par value (in dollars per share)	$ 0	$ 0
Common shares, shares authorized	500,000,000	500,000,000
Common shares, shares issued	204,346,064	173,346,064
Common shares, shares outstanding	203,367,464	172,773,664